Goodwill and Other Intangible Assets	12 Months Ended
Dec. 31, 2025
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Other Intangible Assets
Note 5 - Goodwill and Other Intangible Assets
Goodwill allocated to each reporting unit at December 31, 2025 and 2024 is presented as follows:

(in thousands)	Wholesale Banking Reporting Unit	Community Banking Reporting Unit	Consumer Banking Reporting Unit	Wealth Management Reporting Unit	Total Goodwill
Balance as of December 31, 2023	$175,833	$172,134	$114,701	$17,772	$480,440
Change in goodwill	—	—	—	—	—
Balance as of December 31, 2024	$175,833	$172,134	$114,701	$17,772	$480,440
Change in goodwill	—	—	—	—	—
Balance as of December 31, 2025	$175,833	$172,134	$114,701	$17,772	$480,440

Goodwill is evaluated for impairment on an annual basis or whenever an event occurs or circumstances change to indicate that it is more likely than not that an impairment loss has been incurred (i.e., a triggering event). As of October 1, 2025, Synovus completed its annual goodwill impairment evaluation by performing a qualitative assessment of goodwill at the reporting unit level. In performing the qualitative assessment, the Company evaluated events and circumstances since the last impairment analysis, recent operating performance including reporting unit performance, changes in market capitalization, changes in the business climate, company-specific factors and trends in the banking industry. The results of the qualitative assessment indicated that it was more likely than not that the estimated fair value of each reporting unit exceeded its carrying amount as of the test date; therefore, a quantitative goodwill impairment test was not necessary.
The following table shows the gross carrying amount and accumulated amortization of other intangible assets as of December 31, 2025 and 2024. The CDI is being amortized over its estimated useful life of approximately ten years utilizing an accelerated method. Intangible assets, which primarily included client relationships, partner relationships, and developed technology, are being amortized on a straight-line basis over their estimated useful lives ranging from five to eight years. Aggregate other intangible assets amortization expense for the years ended December 31, 2025, 2024, and 2023 was $10.5 million, $11.6 million, and $10.5 million, respectively, and is included in other operating expense on the consolidated statements of income.

(in thousands)	Gross Carrying Amount	Accumulated Amortization	Net Carrying Value
December 31, 2025
CDI	$57,400	$(51,138)	$6,262
Client Relationships	22,100	(13,331)	8,769
Partner Relationships	4,700	(2,429)	2,271
Developed Technology	11,091	(5,730)	5,361
Other	3,900	(2,754)	1,146
Total other intangible assets	$99,191	$(75,382)	$23,809
December 31, 2024
CDI	$57,400	$(46,964)	$10,436
Client Relationships	22,100	(10,705)	11,395
Partner Relationships	4,700	(1,488)	3,212
Developed Technology	11,091	(3,512)	7,579
Other	3,900	(2,204)	1,696
Total other intangible assets	$99,191	$(64,873)	$34,318

The estimated amortization expense of other intangible assets for the next five years is as follows:

(in thousands)	Amortization Expense
2026	$9,438
2027	8,067
2028	3,826
2029	1,025
2030	1,025